                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

      | |   Preliminary Proxy Statement

      | |   Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
14a-6(e)(2))

      | |   Definitive Proxy Statement

      | |   Definitive Additional Materials

      |X|   Soliciting Material Pursuant to Rule 14a-12

                               BAIRNCO CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                              BZ ACQUISITION CORP.
                             WARREN G. LICHTENSTEIN
                               HUGH F. CULVERHOUSE
                                 JOHN J. QUICKE
                                 ANTHONY BERGAMO
                                HOWARD M. LEITNER
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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      | |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      On February 2, 2007,  Steel Partners II, L.P. issued the following press release:

PRESS RELEASE

FOR IMMEDIATE RELEASE:

     STEEL PARTNERS II INCREASES TENDER OFFER PRICE FOR BAIRNCO CORPORATION
                           TO $13.35 PER SHARE IN CASH

      NEW  YORK,  NY -  FEBRUARY  2, 2007 -- Steel  Partners  II,  L.P.  ("Steel
Partners II")  announced  today that it is  increasing  its cash tender offer to purchase  all  of  the  outstanding  shares  of  Bairnco  Corporation  (NYSE:BZ;
"Bairnco") from $12.00 per share to $13.35 per share in cash.

      Warren  Lichtenstein,  the managing member of Steel Partners II, said, "We believe that the increased cash tender offer price of $13.35 per share fully and fairly reflects the true value of Bairnco's  shares and would give  stockholders immediate  liquidity in a stock that is thinly traded.  The increased cash offer price represents a premium of 34% to the closing price of Bairnco's stock on the day we informed  Bairnco of our tender  offer and a multiple of 19.9x  Bairnco's trailing twelve month earnings,  which is significantly  higher than the average price/earnings  multiples  of  comparable  companies  over the same  period.  In raising our offer price, we have given due  consideration to Bairnco's  guidance for 2007 in view of its past failures to achieve its projected  financial growth and deliver on promised  operational  changes.  If the Board of Directors  truly claims to be acting in the best interests of stockholders, then, in light of our increased  offer, it should  immediately  remove the obstacles it has imposed on our tender offer to allow stockholders to decide the future of their company for themselves."

IMPORTANT INFORMATION REGARDING THE TENDER OFFER

BZ  Acquisition  Corp.,  a  wholly-owned  subsidiary  of Steel  Partners II, has commenced a tender  offer to purchase  all of the  outstanding  shares of common stock (and associated  preferred stock purchase rights) of Bairnco at $13.35 per share,  net to the  seller in cash,  without  interest.  The offer is  currently scheduled to expire at 5:00 P.M.,  New York City time,  on Friday,  February 23,
2007, unless the offer is extended.

MacKenzie  Partners,  Inc. is the Information Agent for the tender offer and any questions  or requests  for the Offer to Purchase  and  related  materials  with respect to the tender offer may be directed to MacKenzie Partners, Inc.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY
OR THE  SOLICITATION OF AN OFFER TO SELL ANY SHARES.  THE  SOLICITATION  AND THE
OFFER TO BUY  BAIRNCO'S  COMMON STOCK IS ONLY BEING MADE PURSUANT TO AN OFFER TO
PURCHASE AND RELATED  MATERIALS THAT STEEL PARTNERS II HAS FILED (AND WILL FILE)
WITH THE  SECURITIES  AND EXCHANGE  COMMISSION.  STOCKHOLDERS  SHOULD READ THESE
MATERIALS  CAREFULLY BECAUSE THEY CONTAIN IMPORTANT  INFORMATION,  INCLUDING THE
TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS MAY OBTAIN THE OFFER TO PURCHASE
AND RELATED MATERIALS WITH RESPECT TO THE TENDER OFFER FREE AT THE SEC'S WEBSITE
AT WWW.SEC.GOV OR FROM STEEL PARTNERS II BY CONTACTING MACKENZIE PARTNERS,  INC.
TOLL-FREE  AT (800)  322-2885  OR  COLLECT  AT (212)  929-5500  OR VIA  EMAIL AT
BAIRNCO@MACKENZIEPARTNERS.COM.

IMPORTANT INFORMATION REGARDING THE CONSENT SOLICITATION AND PROXY
SOLICITATION

Steel Partners II, together with the other  Participants (as defined below), has filed a  definitive  consent  solicitation  statement  (as it may be  amended or supplemented,  the  "Consent  Solicitation  Statement")  and  intends  to file a preliminary  proxy statement (as it may be amended or  supplemented,  the "Proxy
Statement") with the Securities and Exchange  Commission (the "SEC") relating to the solicitation of written consents and proxies from Bairnco stockholders.

STEEL  PARTNERS II  STRONGLY  ADVISES  ALL  STOCKHOLDERS  OF BAIRNCO TO READ THE
CONSENT  SOLICITATION  STATEMENT  AND PROXY  STATEMENT AS THEY BECOME  AVAILABLE
BECAUSE THEY  CONTAIN,  OR WILL  CONTAIN,  IMPORTANT  INFORMATION.  SUCH CONSENT

SOLICITATION  STATEMENT IS AVAILABLE AND SUCH PROXY  STATEMENT WILL BE AVAILABLE
AT NO  CHARGE  ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE
PARTICIPANTS   IN  THE   SOLICITATIONS   WILL  PROVIDE  COPIES  OF  THE  CONSENT
SOLICITATION  STATEMENT AND, WHEN IT BECOMES  AVAILABLE,  THE  DEFINITIVE  PROXY
STATEMENT,  WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED
TO THE PARTICIPANTS'  SOLICITOR,  MACKENZIE PARTNERS,  INC.,  TOLL-FREE AT (800)
322-2885    OR    COLLECT    AT    (212)    929-5500    OR    VIA    EMAIL    AT
BAIRNCO@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN  THE  CONSENT   SOLICITATION   ARE,  AND  IN  THE  PROXY
SOLICITATION  ARE  ANTICIPATED  TO BE,  STEEL  PARTNERS  II,  STEEL  PARTNERS,
L.L.C., BZ ACQUISITION  CORP.,  WARREN G.  LICHTENSTEIN,  HUGH F. CULVERHOUSE,
JOHN J.  QUICKE,  ANTHONY  BERGAMO AND HOWARD M.  LEITNER  (COLLECTIVELY,  THE
"PARTICIPANTS").  STOCKHOLDERS  OF BAIRNCO  MAY OBTAIN  INFORMATION  REGARDING
THE  PARTICIPANTS'  DIRECT OR  INDIRECT  INTERESTS,  BY  SECURITY  HOLDINGS OR
OTHERWISE, IN BAIRNCO BY REFERRING TO THE CONSENT SOLICITATION STATEMENT.

For additional information:

Media
Jason Booth and Terry Fahn
Sitrick And Company, Inc.
(310) 788-2850

Investors and Analysts
Daniel Sullivan and Bob Sandhu
Mackenzie Partners, Inc.
(212) 929-5500